UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. 5)

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	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

GENERAL METALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

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GENERAL METALS CORPORATION

615 Sierra Rose Drive, Suite 1

Reno, Nevada 89511

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH__, 2010 at 12 Noon (PST Time)

NOTICE IS HEREBY GIVEN that General Metals Corporation (the “Corporation”), a Delaware corporation, will hold an annual and special meeting of stockholders on March__, 2010 at 12:00 noon (local time) at the Siena Hotel, One S. Lake Street, Reno, NV 89505 (the “Meeting”). The Meeting is being held for the following purposes:

1.

to elect a board of four (4) directors;

2.

to ratify the appointment of Mark Bailey & Company, Ltd., Certified Public Accountants as the Corporation’s independent public accounting firm for the year ending April 30, 2010;

3.

an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 220,000,000 shares to 500,000,000 shares, par value of $0.001 per share;

4.

an amendment to our Certificate of Incorporation to amend the preferred shares to authorize the directors of the Corporation to fix and determine the designations, rights, preferences or other variations of such class or series within each class of capital stock of the Corporation and to issue the shares of stock for such consideration as may be fixed by the Board of Directors;

5.

to approve an 11 for 10 forward stock split of our company’s authorized and issued and outstanding shares of common stock; and

(collectively, the “Amendments”)

6.

to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on February 2, 2010 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: March__, 2010.

By Order of the Board of Directors,

Robert G. Carrington

Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on March__, 2010 —the proxy statement and the annual report are available at the corporate offices of the Company at 615 Sierra Rose Drive, Suite 1 Reno, NV 89511 or by calling the company at 775 583-4636 and at _________________________.

GENERAL METALS CORPORATION

615 Sierra Rose Drive, Suite 1

Reno, Nevada 89511

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of Stockholders (the “Meeting”) to be held on March__, 2010 at 12:00 noon (local time) at the Siena Hotel, One S. Lake Street, Reno, NV 89505, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about March__, 2010 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “GNMT” refer to General Metals Corporation.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on February 2, 2010 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the 2nd day of February, 2010 record date, there were 219,570,925 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is a majority of the outstanding shares of stock of our company entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 to 4, and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the 2nd day of February __, 2010 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since April 30, 2009, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our corporation;

2.

any proposed nominee for election as a director of our corporation; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of February 2, 2010, we had a total of 219,570,925 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of February 2, 2010, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
David Salari Oakville, Ontario	787,000(2)	0.36%
Robert G Carrington Reno, Nevada	3,447,668	1.57%
Daniel Forbush Reno, Nevada	8,225,000(4)	3.75%
Larry M. Bigler Reno, Nevada	1,985,412(5)	0.90%
Directors and Executive Officers as a Group	26,445,080	12.32%

———————

(1)

Based on 219,570,925 shares of common stock issued and outstanding as of February 2, 2010. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 100,000 warrants exercisable into 100,000 shares of common stock.

(3)

Includes 750,000 warrants exercisable into 750,000 shares of common stock.

(4)

Includes 225,000 warrants exercisable into 225,000 shares of common stock.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

•

our principal executive officer;

•

each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended April 30, 2009 and 2008; and

•

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended April 30, 2009 and 2008,who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen B. Parent,	2009	144,000	Nil	100,500	Nil	Nil	Nil	Nil	244,500
Former President, CEO and Director	2008	144,000	Nil	112,500	50,896	Nil	Nil	Nil	307,396
Daniel J. Forbush	2009	108,000	25,000	100,500	Nil	Nil	Nil	Nil	233,500
CFO and Director	2008	99,000	Nil	112,500	50,896	Nil	Nil	Nil	262,396

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director's fees or other cash compensation for services rendered as a director since our inception to April 30, 2009.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings. Beginning June 1, 2007, the non-employee directors receive $1,000 per month for their service on the Board of Directors. The Directors also receive Stock Incentive Grants from time to time as authorized by the Board. . Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

The following table sets forth a summary of the compensation paid to our non-employee directors in 2009:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Salari	12,000	10,000	Nil	Nil	Nil	Nil	22,000
Larry M. Bigler	12,000	21,500	Nil	Nil	Nil	Nil	33,500

Employment Contracts and Termination Of Employment And Change In Control Arrangements

We have not entered into any employment agreement or consulting agreement with our directors and executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements with respect to remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Certain Relationships And Related Transactions

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Outstanding Equity Awards at Fiscal Year End

No equity awards were outstanding as of the year ended April 30, 2009.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended April 30, 2009, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Stephen Parent	1(1)	11	Nil
David Salari	1(1)	16	Nil
Daniel Forbush	1(1)	9	Nil
Larry M. Bigler	1(1)	1	Nil

———————

(1)

The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership of Securities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under “Nominees for Director” unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the 2010 Annual Meeting of Shareholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors. Proxies cannot be voted in the election of directors for more than four (4) persons, as that is the number of nominees named herein.

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Principal Occupation and Directorship	Age	Date First Elected or Appointed
Robert G. Carrington	Interim Principal Executive Officer, President and Director of our company	55	February 4, 2010
David J. Salari	Metallurgical Processing Consultant and Director of our company	52	January 30, 2006
Larry M. Bigler	Owner CPA Firm and Independent Director of our company	60	December 18, 2007
Daniel J. Forbush	Principal Accounting Officer, Chief Financial Officer and Director of our company	56	March 23, 2007

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Robert G. Carrington – Interim Principal Executive Officer, President and Director

During his career, Mr. Carrington has worked throughout North, Central and South America, Australia, the Caribbean Basin and Fiji. He began his career as an underground mine geologist at the Independence Mine in the Battle Mountain District of Nevada and was later Chief Geologist at the New Savage Mine in Virginia City, Nevada, a combined underground and open pit mining and milling operation. More recently, he was actively involved in the definition, design, permitting and operation of the Lucerne (1993) and the Billie the Kid (2003) open pit – heap leach gold - silver mines near Virginia City, Nevada and was a consultant to Santa Fe Minerals Co. during the discovery and delineation of the Rabbit Creek Mine, now the Twin Creeks Mine operated by Newmont Gold.

Mr. Carrington has held executive positions in many public and private companies during his career.  Most recently he was CEO and Director of Gold Canyon Resources Inc. He currently is President and Director of Colombian Mines Corporation a TSX.V listed junior company active in Colombia, and serves on the Advisory Board of General Metals Corporation a US listed exploration and development company.

Mr. Carrington is a principal of Gold Range Company, which own royalties on the Company’s Independence Property in Nevada.

David J. Salari, P.Eng – Director

Since 2004, Mr. Salari is the President of D.E.N.M. Engineering, a company engaged in the engineering, design and installation of mineral processing equipment and systems and an director of our company.  Mr. Salari has served as a director of General Gold Corporation since November 17, 2004. Mr. Salari served as Chief Operating Officer of the company from 2006 through March 17, 2009. Mr. Salari is a Professional Engineer who over the past

20 years, has been involved in the design, supply, and commissioning of mining and mineral processing systems throughout the world for gold and silver, base metals, and industrial minerals.

From 1986 to 2004 Mr. Salari was the Vice President of MPE International Inc. where he managed the engineering and design of metallurgical processing equipment for precious, base, and industrial minerals. From 1980 to 1986 Mr. Salari worked with Placer Development Ltd. in various metallurgist and engineering capacities.

More recently, he spearheaded as Process Manager the construction and start-up of a 4000 TPD heap leach operation at the Plum Mine in the Comstock Lode region of Nevada. His duties included heap pad construction, recovery plant, and dealing with The Nevada Division of Environmental Protection in permit related issues. Mr. Salari is a graduate of the University of Toronto (1980) with a BASC degree in Metallurgical Engineering.

Larry M. Bigler – Independent Director

Larry Bigler has over 30 years of mining experience. Mr. Bigler is a practicing Certified Public Accountant with many mining clients. Mr. Bigler formerly was CFO, Vice President, and Director for Oro Nevada Resources and was instrumental in raising C$ 40 million from an initial public offering. From 1987 until 1992 he was Treasurer and Controller for Getchell Gold where he completed an initial public offering and a gold loan. He has degrees in economics and accounting and has published many articles on mining financial issues.

Daniel J. Forbush, CPA, MBA – Principal Accounting Officer, Chief Financial Officer and Director

Daniel J. Forbush, a Certified Public Accountant brings over 25 year of mining industry experience. Mr. Forbush’s diverse background in financial management includes positions at such Fortune 500 firms as Glamis Gold, Ltd., AMOCO, TENNECO and Arthur Andersen & Company. Beginning in 1999, Mr. Forbush focused on start-up opportunities including the building of a public accounting firm (Forbush and Associates) since November 2000 and business consulting firm (Core Business Builders Inc.) since January of 2004, and has functioned as Chief Financial Officer and Treasurer for a $25 million residential development and building contractor and a number of other smaller enterprises. He was initially recruited as Controller for Glamis Gold, Inc., the U.S. operating entity of Glamis Gold, Ltd. serving therein from 1988 to 1997 and Chief Financial Officer and Treasurer from 1997 to 1999, for Glamis Gold, Ltd., directing all aspects of financial, administrative and operations management for this $200MM NYSE-listed, multi-national corporation. Prior experience includes Corporate Director of Managerial Accounting, Echo Bay Mines, Ltd., 1986-1987. Nevada Operations Controller for Tenneco Minerals prior to its acquisition by Echo Bay Mines; General Accounting Supervisor for AMOCO; Assistant Controller for Cyprus Industrial Minerals Company; and, Senior Auditor for Arthur Andersen & Company.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended April 30, 2009 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended April 30, 2009 our only standing committee of the board of directors was our audit committee which held quarterly meetings.

Director Independence

We currently act with four (4) directors, consisting of Robert G Carrington, David Salari, Larry M. Bigler and Daniel Forbush. We have determined that Larry M. Bigler qualifies as "independent" as the term is used in Item 407(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and as defined by NASDAQ Listing Rule 5605(a)(2).

Audit Committee

Currently our audit committee consists of Larry M. Bigler and David Salari. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2009, there were 4 meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Audit Committee Financial Expert

Our board of directors has determined that Larry M. Bigler of its audit committee qualifies as an "audit committee financial expert" as defined in Item 401(d)(5) of Regulation S-K, and is "independent" as the term is used in Item 407(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Code of Ethics

Effective August 10, 2006, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, our company's President, Secretary, Treasurer, Chief Executive Officer, and Chief Financial Officer (being our principal executive officers and principal accounting officers), as well as our independent directors and other persons performing similar functions.

Our Code of Business Conduct and Ethics as filed with the Securities and Exchange Commission is incorporated by reference as Exhibit 14.1 to annual report on Form 10-K. We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: General Metals Corporation, 615 Sierra Rose Drive, Suite 1, Reno, NV 89511.

Procedure for Submitting Shareholder Proposals

We encourage shareholders to submit proposals, questions or concerns to us by writing to our President or any member of our Board of Directors. All written communications with Board members are treated as confidential. Instructions and contact our President and/or our Board of Directors at our executive offices. Once a proposal, question or concern is received by our President or a Board member, the communication is reviewed and addressed accordingly.

Procedure for Submitting Shareholder Proposals Related to Nominee as Director

See “Procedures for Submitting Shareholder Proposals” above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

MARK BAILEY & COMPANY, LTD., CERTIFIED PUBLIC ACCOUNTANTS

AS OUR COMPANY’S INDEPENDENT ACCOUNTING FIRM

FOR THE YEAR ENDING APRIL 30, 2010

On June 23, 2009, we decided to engage new auditors as our independent accountants to audit our financial statements. Our board of directors and our audit committee approved the change of accountants to Mark Bailey & Company, Ltd., Certified Public Accountants. Accordingly, we dismissed Moore & Associates, on June 23, 2009. The Board has directed that such appointment be submitted for ratification by the shareholders at the Meeting.

It is anticipated that a member of Mark Bailey & Company will be present at the Meeting and will be available to respond to questions.

If the Stockholders do not ratify the selection of Mark Bailey & Company as our company's independent public accounting firm for the year ending April 30, 2010, the Audit Committee will reconsider the appointment. However, even if the Stockholders do ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its stockholders.

The aggregate fees billed for the most recently completed fiscal year ended April 30, 2009 and for fiscal year ended April 30, 2008 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30
	2009 ($)	2008 ($)
Audit Fees	13,750	8,125
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	13,750	8,125

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSAL NOs. 3, 4 AND 5

AMENDMENT TO OUR CORPORATION'S CERTIFICATE OF INCORPORATION

Our Certificate of Incorporation (the "Certificate") currently authorizes the issuance of 220,000,000 shares of common stock, $.001 par value, and 50,000,000 shares of preferred stock, $0.001 par value. On November 10, 2009 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Certificate to increase our authorized shares of common stock to 500,000,000 shares (“Amendment No. 3”), and an amendment to the terms of issuance of our shares of preferred stock, so that, to the fullest extent permitted by the laws of the Delaware General Corporation Law (currently set forth in Sections 151 and 157), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of such class or series within each class of capital stock of the corporation. The corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors (“Amendment No. 4”).

On August 3, 2009, our Board of Directors passed Director's Resolutions declaring that it is advisable for our company to effect an 11 to 10 forward split of our Common Stock (the "Forward Split") so that our issued and our authorized capital be increased from 220,000,000 shares of Common Stock to 242,000,000 shares of Common Stock (as at the record date) and correspondingly our authorized capital is increased from 500,000,000 shares of Common Stock (assuming the approval of Amendment No. 4) to 660,000,000 shares of Common Stock. Accordingly, our Board of Directors approved an amendment to our Certificate of Incorporation (the "Amendment No. 5") to carry out the Forward Split.

The general purpose and effect of the amendments to our corporation's Certificate is to increase our authorized common share capital, which will enhance our corporation’s ability to finance the development and operation of our business and to provide the directors with the ability to determine the rights of classes or series of shares within the capital stock of our corporation.

Our board of directors approved Amendment No. 3, Amendment No. 4 and Amendment No. 5 to our corporation's Certificate to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing and acquisition activities, without the requirement of further action by our shareholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking shareholder approval.

Our corporation is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any agreements, arrangements or understandings for any transaction that would require the issuance of additional shares of common stock. However, to date, our only sources of capital have been through the sale and issuance of shares of our common stock in order to fund our operations. Given that we are in the exploration stage, and anticipate being in such stage for the near term, we will not be in a position to generate funds from production on our properties in the near future. As a result, we will continue to rely on financing activity to fund our operations, which in most cases we anticipate will involve the issuance of additional shares of common stock, or securities that would be convertible into shares of our common stock.  In addition, our shares of common stock may be used for property acquisition purposes, as we are continually investigating the acquisition of properties of merit for further mining exploration and development Our common shares carry no pre-emptive rights to purchase additional shares. In addition, the amendment provides our Board of Directors the ability to determine the rights of classes or series of shares within the capital stock of our corporation. The adoption of the amendments to our Certificate will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Certificate to increase our authorized share capital or the ability for our Board of Directors to determine the rights of classes or series of shares within our capital stock of our corporation will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

The ability of holders of shares of common stock to affect the direction of the company may diminish, if the board of directors approves issues of a class of preferred stock with voting rights that are superior to the voting rights of the shares of common stock.  Such actions are not presently anticipated.

We do not have any provisions in our Certificate, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

Dissenters’ Rights of Appraisal

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Certificate will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2010 annual meeting of Stockholders must be made in accordance with the by-laws of our company and received by our company at our principal executive offices for inclusion in our company’s proxy statement for that meeting no later than March 1, 2010. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2010 proxy statement.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

Robert G. Carrington

Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
GENERAL METALS CORPORATION
(the “Company”)

TO BE HELD AT THE SIENA HOTEL, ONE S. LAKE STREET, RENO, NV 89505
ON MARCH __, 2010 at 12 Noon (Pacific time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Steve Parent, or failing him, Daniel Forbush, officers of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

☐         Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., MARCH __, 2010 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Robert G. Carrington	FOR	☐	WITHHELD	☐
David J. Salari	FOR	☐	WITHHELD	☐
Larry M. Bigler	FOR	☐	WITHHELD	☐
Daniel J. Forbush	FOR	☐	WITHHELD	☐
PROPOSAL 2: To ratify the appointment of Mark Bailey & Company, Ltd., Certified Public Accountants as the Company’s independent public accounting firm for the fiscal year ending April 30, 2010	FOR	☐	AGAINST	☐
PROPOSAL 3: Amendment to Certificate of Incorporation – increase in authorized share capital by increasing common stock	FOR	☐	AGAINST	☐
PROPOSAL 4: Amendment to Certificate of Incorporation – amendment to rights and restrictions on preferred shares	FOR	☐	AGAINST	☐
PROPOSAL 5: Amendment to Certificate of Incorporation – to approve the 11 for 10 forward stock split of the Company’s authorized and issued and outstanding common stock	FOR	☐	AGAINST	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)

appoint another proxyholder.

5.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency and Transfer Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on MARCH __, 2010 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Nevada Agency and Transfer Company.
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Fax: 775.322.5623